Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio
Maxim S&P 500 Index® Portfolio
Maxim Stock Index Portfolio

Supplement dated November 14, 2008 to Prospectus for Maxim Series Fund, Inc., the Prospectuses for Maxim Index 600 Portfolio, Maxim S&P 500 Index® Portfolio and Maxim Stock Index Portfolio, and Statement of Additional Information, all dated August 18, 2008

BNY Investment Advisors underwent an internal reorganization as a result of the merger of The Bank of New York and Mellon Financial Corporation. As a result of the internal reorganization, the portfolio managers of BNY Investment Advisors who sub-advice the Maxim Index 600 Portfolio, Maxim S&P 500 Index® Portfolio and Maxim Stock Index Portfolio have integrated with Mellon Capital Management Corporation. The internal reorganization did not result in a change of actual control or management of the Portfolio’s sub-adviser. As a result, please note the following changes to the Prospectus and Statement of Additional Information.

On pages 45 and 72 of the Prospectus for Maxim Series Fund, Inc. and page 3 of the Prospectuses for Maxim Index 600 Portfolio, Maxim S&P 500 Index® Portfolio and Maxim Stock Index Portfolio, the reference to BNY Investment Advisors is amended to read Mellon Capital Management Corporation.

On page 74 of the Prospectus for Maxim Series Fund, Inc. and page 11 of the Prospectuses for Maxim Index 600 Portfolio, Maxim S&P 500 Index® Portfolio and Maxim Stock Index Portfolio, the information regarding BNY Investment Advisors is deleted and replaced with the following:

Mellon Capital Management Corporation (“Mellon Capital”) is a wholly-owned subsidiary of the Bank of New York Mellon Corporation and is registered as an investment adviser under the Investment Advisers Act of 1940. Mellon Capital’s principal business address is 50 Fremont St, Suite 3900, San Francisco, CA 94104. BNY Investment Advisors began management of the Maxim Stock Index and Maxim Index 600 Portfolios on April 1, 2003 and of the Maxim S&P 500 Index® Portfolio on June 30, 2003. Effective as of July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

The Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolios. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath.

Kurt Zyla is Equity Index and ETF Strategist. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining BNY, she held a variety of senior investment positions, including Director and Senior Quantitative Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Steven Wetter is Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY, Mr. Wetter was Senior Portfolio Manager and Trader in the International Quant division of Bankers Trust, and continued in that role as the division was sold to Deutsche Bank in 1999, and Northern Trust in 2003. He began his career in the financial industry in 1987, as part of Scudder’s International Equity team. Mr. Wetter has managed and traded global quant portfolios since 1993. Mr. Wetter has a BA from the University of California, Berkeley, and an MBA, with distinction, from NYU’s Stern School of Business.

Michael Yachimski is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic and international portfolio management and trader. Prior to joining the team, Michael worked in the quantitative equity department at BlackRock Financial as an associate portfolio manager and trader. He has also held operations and accounting positions at Societe Generale and Investors Bank & Trust. Michael earned a Bachelor of Science degree in Finance from Providence College.

Rafael Zayas is a Portfolio Manager in the Quantitative Equity Management Group, where he works on exchange-traded and international equity funds. He comes to BNY after consulting as a trading desk analyst for legacy Bank of New York. He began his career in the financial industry as a trader, most recently at Assent, LLC. Rafael graduated with a BS in Electrical Engineering from Cornell University.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

On page 44 of the Statement of Additional Information, the information regarding BNY Investment Advisors is deleted and replaced with the following:

MELLON CAPITAL MANAGEMENT CORPORATION

BNY Investment Advisors began management of the Maxim Stock Index and Maxim Index 600 Portfolios on April 1, 2003 and of the Maxim S&P 500 Index® Portfolio (each, an “Equity Index Portfolio”) on June 30, 2003. Effective as of July 20, 2008, Mellon Capital Management Corporation (“Mellon Capital”) assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

MCM is responsible for compensating Mellon Capital, which receives monthly compensation for the Equity Index Portfolios at the annual rate of .02% on net assets for each Equity Index Portfolio.

Other Accounts Managed

The Quantitative Equity Management Team is responsible for the day-to-day management of the Equity Index Portfolios. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath. In addition to the Equity Index Portfolios, as of December 31, 2007, the Quantitative Equity Management Team was responsible for the management of two mutual funds with assets totaling $550 million, 11 collective trust portfolios with assets totaling $6.71 billion, and 131 other accounts with assets totaling $16.64 billion. None of the other accounts managed by the Quantitative Equity Management Team have performance-based fees.

Conflicts of Interest Policy

Mellon Capital is unaware of any conflicts of interest between the portfolio managers of the Quantitative Equity Management Team and the management of the Fund’s investments or the investments of other index accounts.

Compensation.

The primary objectives of the Mellon Capital’s compensation plans are to:

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Motivate and reward strong business/investment performance

•	Create an ownership mentality for all employees

The Quantitative Equity Management Team’s cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term).  An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital’s financial performance.  The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan.  Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards").  These targets are derived based on a review of competitive market data for each position annually.  Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed.  Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period.  The value of the award increases during the vesting period based upon the growth in Mellon Capital’s net income.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities.

None of the Quantitative Equity Management Team has any beneficial interest in the accounts managed for the Fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated August 18, 2008, and should be retained for future reference.